AMERICAN RESOURCES CORPORATION

(NASDAQ: AREC)

A leading supplier of raw materials to the growing infrastructure market

June 2019

Disclaimer

This document contains may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all of our SEC filings for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.”

This document is neither an offer to sell nor a solicitation to purchase any of the Company’s securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management’s current expectations, are generally identifiable by the use of terms, such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company’s ability to raise additional debt or equity financing, the Company’s relationships with its current and future customers and business partners, the Company’s ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The coal reserve numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as “proven” or “probable” pursuant to the definitions found within SEC’s Industry Guide 7. Not all reserves are permitted and certain reserve numbers may include coal under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.

OFFERING SUMMARY

Issuer:	American Resources Corporation (NASDAQ: AREC)
Maximum Offering Proceeds:	$35,000,000 (expandable to $45,000,000 upon agreement between issuer and company)
Securities to be Issued:	Senior Convertible Debentures due 2022 and Warrants:
Senior Convertible Debentures:	▪ 11% annual interest rate ▪ Self amortizing repayment from revenue per ton of coal sold. ▪ Matures in 36 months if not repaid earlier at the per ton rate. ▪ Convertible into common stock at $6.00 per share.
Warrants:	▪ 60% warrant coverage to the Senior Convertible Debentures. ▪ 3-year term. ▪ $8.00 per share exercise price.
Use of Proceeds:	▪ Mine Expansion and Mine Start Up ▪ Equipment ▪ Acquisitions ▪ Supplies, Debt and Payables ▪ General Working Capital
Sole Book-Running Manager:	Maxim Group LLC
Expected Pricing:	June 2019

CREATING INCREASED PRICE REALIZATION; FREE CASH FLOW

Unlike a traditional debt financing, American Resources is able to expand its balance sheet while creating additional free cash flow for the Company fueling organic growth.



McCoy Elkhorn Complex
High Vol A Coal Prices
• INCREASED REVENUE ALSO LEADS TO INCREASED OVERALL PRICE REALIZATION
• CAPTURING PORTION OF $42 PER TON SPREAD BETWEEN HIGH VOL A AND HIGH VOL B
Mine 15
▪ High Vol B
Carnegie
▪ High Vol A/B
BSE
▪ High Vol A/B
Carnegie 2
▪ High Vol A/B
Point Rock
▪ High Vol A
Deane Mining Complex
PCI Coal Prices
• INCREASED REVENUE ALSO LEADS TO INCREASED OVERALL PRICE REALIZATION
• CAPTURING PORTION OF $12 PER TON SPREAD BETWEEN PCI AND HIGH VOL B MET COAL
Access Mine / Razorblade
▪ PCI / Thermal / High Vol C
Classic
▪ PCI / High Vol C
Elk 2
▪ High Vol B
Love Branch
▪ PCI / High Vol C
Price and Revenue Expansion
Coal Production Volume Expansion

Source: S&P Global Platts, management estimates.

SUBSTANTIAL ASSET OWNERSHIP

American Resources has amassed a substantial base of growing assets that provides as ample asset coverage.

American Resources Corp's Asset	Appraised Value	Source
WCC - Mineral	$17,408,545	Darco Appraisal
WCC - Faciilities	$18,026,700	Darco Appraisal
EKL - Mineral	$26,900,000	Purchase Price
MEC - Mine Infrastructure	$68,140,150	Darco Appraisal
MEC - Processing & Handling Faciilities	$76,324,400	Darco Appraisal
KCC - Processing & Handling Faciilities	$22,614,637	Implied on Darco Appraisal of MEC
DNE - Processing & Handling	$45,229,274	Implied on Darco Appraisal of MEC
Equipment	$53,006,118	Purchse Price, Hilco Appraisal and Replacement Cost
TOTAL	**$327,649,824**	

American Resources Corporation Asset Values
Total Value: $327,650,000



Equipment, $53,006,118 , 16%
WCC - Mineral, $17,408,545 , 5%
WCC - Faciilities, $18,026,700 , 6%
EKL - Mineral, $26,900,000 , 8%
MEC - Mine Infrastructure, $68,140,150 , 21%
MEC - Processing & Handling Faciilities, $76,324,400 , 23%
KCC - Processing & Handling Faciilities, $22,614,637 , 7%
DNE - Processing & Handling, $45,229,274 , 14%

Note: *"MEC" = McCoy Elkhorn Coal*
"DNE" = Deane Mining
"KCC" = Knott County Coal
"WCC" = Wyoming County Coal
"EKL" = Empire Kentucky Land

** Appraised replacement value or implied replacement value is based on appraisals completed on the Company assets or using metrics based on appraisals for implied replacement value.*

WHY COAL? WHY NOW?

Coal is the preeminent natural resource on the planet and has many important uses worldwide. The most significant uses of coal is steel production, industrial and electricity generation. Access to affordable and reliable energy and steel is the facilitator of development and the foundation of prosperity in the modern world.



Steel Production (Metallurgical (Met) or Coking Coal and Pulverized Coal Injection (PCI))

- Carbon from met coal is an irreplaceable ingredient in the steel making process contributing to 74% of worldwide steel production (with balance coming from recycling old steel).
- US met coal is viewed as the highest quality in the world, making the best quality of steel.



Cement Production & Other Industrial Uses (Specialty Coal)

- About 85% of the fuel in cement manufacturing is sourced from coal, with over 4.6 billion tons of cement produced in 2016.
- Coal plays an irreplaceable role in many industrial applications such as computer chips, water and air filtration, carbon fiber, cell phones, silicon metals (lubricants, resins, cosmetics), and the transport sector, to name a few.



Electricity Generation (Thermal Coal)

- Thermal coal currently fuels about 40% of global electricity generation (34% in the United States).
- Coal provides stable, reliable and low-cost electricity and remains one of the most abundant fuel sources on the planet, with the US consuming nearly 800 million tons each year alone.

Coal Industry Dynamics & Competitive Landscape

- The coal industry is very fragmented with a few large players and many small players without the logistics or capital to compete.
- ARC is one of the few producers focused on new growth vs replacement growth or cash flow distributions.

Sources: US Energy Information Administration; International Energy Agency; Management estimates

DELIVERING ON ACCRETIVE GROWTH

American Resources is a low-cost supplier of metallurgical coal for steel production in the growing infrastructure market.

- ✓ Owns all the infrastructure with ample capacity required to rapidly expand production at already approved mines.
- ✓ Six permits in production with over 38 permits to put into production over next five years.
- ✓ Management anticipates near term revenue and EBITDA growth organically and through acquisitions with below industry cap-ex needs
- ✓ Ability to increase operating margin expansion due to fixed costs being spread out over additional mines as they come online.



Metallurgical coal from McCoy Elkhorn Mine #15

Management Aligned With Investors	Robust Demand for Infrastructure	Seasoned Management	Operating Structure and Culture
Management is highly invested in the company and is not selling any shares in offering.	The infrastructure market is projected to show significant growth worldwide with new infrastructure bills being announced for replacement and new development.	Executives have a proven ability to negotiate and structure acquisitions and ramp up organic growth in good and challenging markets.	Established operating culture instilling its key members to think like an owner / investor.

Seasoned Management

American Resources Corporation is led by a seasoned team of entrepreneurs who have experience successfully navigating both expanding and contracting coal markets as well as turning around businesses that need assistance.

Mark C. Jensen **Chief Executive Officer** **Chairman of Board**	• Over 12 years leading and managing mining operations and over 17 years investing, restructuring and building businesses • Managed through 2009 and 2015 downturns, while expanding asset base successfully • Successful at starting low-cost green field operations, negotiating and closing accretive acquisitions and managing turnarounds • Graduated from Kelley School of Business at Indiana University with a Bachelor degrees in Finance and International Studies
Thomas M. Sauve **President** **Director**	• Managed the due diligence process and closing, staffing and ramp up of three acquisitions in twelve months • Led the team in cutting significant excess overhead at completed acquisitions while increasing the mining and wash plant efficiency • History of successfully identifying mining operations that have the ability to meet our model of cost cutting and efficiency • Graduated from University of Rochester (Economics degree) and additional business studies from the Simon School of Business
Kirk P. Taylor, CPA **Chief Financial Officer**	• 16 years of accounting & auditing work at various national public accounting firms focused on tax advantaged business structuring • Built a finance, accounting and purchasing staff that is streamlined with checks and balances to ensure cost controls • Implemented a robust and scalable accounting and financial backbone, while integrating three acquisitions in twelve months. • Graduate of Kelley School of Business at Indiana University, Bloomington with Bachelor degrees in accounting and finance and a Master of Business Administration from University of Saint Francis, Fort Wayne. Licensed Certified Public Accountant since 2008
Tarlis Thompson **Chief Operating Officer**	• Over a decade of management experience in the coal industry ranging from logistics and environmental to acquisition integration • Overseas all operations at American Resources' Central Appalachian subsidiaries • Manages the activities at the company's various coal processing facilities and loadout, coordinates coal production at the company's various mines, manages environmental compliance and reclamation and coal quality control and shipments to customers
Gregorgy Q. Jensen, JD, PhD. **General Counsel**	• Over 12 years of legal experience focused on complex case management and litigation in both the public and private sector • Experienced negotiator and litigator of high profile and precedent setting cases while serving on both active and reserve duty as a United States Marine Corps Officer and "JAG" over the past 12 years. Currently promoted to the rank of Major • Graduated from the Kelley School of Business at Indiana University with Bachelor degree in Finance. Additional degrees earned from Indiana University with legal focus include: PHD (minor in law), JD (law) and LLM (international and comparative law)
Mark J. LaVerghetta **VP of Corporate Finance & Communications**	• 20 years of financial market experience holding various roles with several Wall Street firms • History of successfully and efficiently translating corporate strategy, benchmarks, and financials to the investment community while also working with members of the executive team to define corporate strategy and financial direction • Successful in assisting in the integration of acquired assets into the Company's business model and analyzing the overall financial impact • Graduated from the University of Virginia with a Bachelor degree in Economics


AMERICAN RESOURCES CORPORATION OVERVIEW

Mine #15 Raw Coal Stockpile & Bevins 2 Prep Plant

AMERICAN RESOURCES CORPORATION OVERVIEW

COMPANY OVERVIEW

American Resources Corporation is a low-cost supplier of carbon from met coal for steel production in the growing infrastructure market.

The company's business model is to expand the business in an accretive process organically and through acquisition of premium quality of assets.

With approximately 300 company & contractor employees, American Resources is a rapidly expanding business through organic growth and selective acquisitions.

AMERICAN RESOURCES CULTURE

Built a scalable, efficient team that is able to manage operations in any market environment using these key principles:

- We don't accept the answer "because its always been done this way" regardless of the reason "why".
- Focused on solving the underlying problem vs throwing money and people at everyday issues.
- Look to mitigate risk by mitigating debt and legacy liabilities
- Team members treat the company as if its their own as management all has skin in the game regarding equity.

GEOGRAPHIC FOOTPRINT

Eastern Kentucky and West Virginia, centered around three operating complexes in Kentucky and one complex in West Virginia.

Headquartered in Fishers, Indiana with regional offices at each operating subsidiary.


Headquarters
Fishers,
Indiana
West Virginia
Operations
Oceana, WV
Southwest
Indiana
Operations
Jasonville,
Indiana
Eastern Kentucky
Operations
Meta, Kentucky
Kite, Kentucky
Deane, Kentucky

OPERATING SUBSIDIARIES: KENTUCKY

American Resources is one of the leading metallurgical coal producers in Eastern Kentucky. All the Company's operations are non-union and the platforms are highly scalable, running profitably at less then 50% of their name plate capacity.

McCoy Elkhorn Coal LLC



Metallurgical (High Vol) mining operations

Location: Pike County, KY

- 2 operating mines (underground (u/g))
- 5 mines in-development (3 surface, 1 u/g)
- Significant coal deposits and permit base beyond current development plans

Two state-of-the-art, coal processing facilities on-site: Bevins 1, at 800 tons-per-hour and Bevins 2, at 500 tons-per-hour capacity. Batch-weigh loadouts; 110-car storage on the CSX railroad

Deane Mining LLC



Metallurgical, PCI, industrial and high-grade thermal

Location: Letcher County, KY

- 2 operating mines (u/g and surface)
- 3 mines in-development (2 u/g, 1 surface)
- Significant coal deposit base beyond current development plans

800 tons-per-hour modern Mill Creek processing facility; Rapidloader batch-weigh loadout is a 110-car siding on CSX railroad with access to the Big Sandy and Elkhorn rate districts

Wyoming County Coal LLC



Metallurgical (Mid-vol) coal operation

Location: Wyoming County, WV

- 2 permitted underground mines
- Additional adjacent mid-vol metallurgical coal deposits under evaluation.

Coal processing facility, the Hatcher Prep Plant, under rehabilitation and upgrade to be a state-of-the-art 500 tph facility; 110-car train loadout on Norfolk Southern rail load out facility

Knott County Coal LLC



PCI, industrial, & high-grade thermal

Location: Knott, Floyd, & Perry Counties, KY

- 1 operating surface mine
- 1 deep mine in development
- Significant coal deposit and permit base beyond current mines in production or development.

Modern coal processing facility, Supreme Energy, a 400 tons-per-hour facility with fine coal recovery. Batch-weigh loadout; 220-car storage; on the CSX railroad Big Sandy rate district (Bates Branch Loadout)

Proven Ability to Execute & Grow

The Company has closed on four substantial acquisitions in the last thirty-six months as well as expanded its asset base significantly through organic additions post acquisition. American Resources Corporation sees a wide array of accretive growth opportunities in the current market environment that can be easily integrated into the Company's culture.



Dec. 2015
Acquired Deane Mining LLC from Rhino Resources Partners LP
Feb. 2016
Acquired McCoy Elkhorn Coal
April 2016
Acquired ICG Knott County from Arch Coal
Sept. 2016
Restarted Deep Mine #15 at McCoy Elkhorn
Jan. 2017
Started Carnegie Mine, a High-Vol "A/B" met coal mine
Aug. 2017
Access Energy Deep Mine commences production
Jan. 2018
Razoarblade surface mine commences production
April 2018
Acquired PointRock Mine, which is a metallurgical surface mine in Pike County
June 2018
Wayland Surface Mine commences mining
Oct 2018
Wyoming County Coal acquired the Assets of a mid-vol metallurgical coal complex
Feb 2019
Up-Listed To Nasdaq Capital Market & Acquired 27 million ton met coal deposit

American Resources Corporation Overview

The Company has four scalable operating subsidiaries that are able to leverage shared resources further reducing its cost structure with an 22% to 28% EBITDA margin in 2019l; 34% to 38% by 2021.

McCoy Elkhorn Coal LLC	
2019E Producing Mines	5
Coal Type	High Vol A/B Met Coal
Production (2019 est.)	1,764,000
Production Cost / Ton(1)	$47.83
Transportation	Rail (CSX)
Capacity To Expand	4+ million tons/yr capacity

Wyoming County Coal LLC	
2020E Producing Mines	3
Coal Type	Mid Vol Met Coal
Production (2019 est.)	In Development
Production Cost / Ton(1)	$54.00 est.
Transportation	Rail (NS)
Capacity To Expand	3+ million tons/yr capacity


West Virginia
Kentucky

Knott County Coal LLC	
2019E Producing Mines	2
Coal Type	PCI, industrial, and high-grade thermal
Production (2019 est.)	528,000
Production Cost / Ton(1)	$31.70
Transportation	Rail (CSX)
Capacity To Expand	2+ million tons/yr capacity

Organic Production Capacity:

2019: 1.2MM TPY

2023: 6.1 MM TPY

Deane Mining LLC	
2019E Producing Mines	3
Coal Type	PCI, industrial, and high-grade thermal
Production (2019 est.)	1,182,000
Production Cost / Ton(1)	$37.03
Transportation	Rail (CSX)
Capacity To Expand	3+ million tons/yr capacity

Note: Production reflects 2019 run rate production at normalized working capital levels

(1) Exclusive of taxes and royalties of approximately $8.25 per ton additional.

AMERICAN RESOURCES CORPORATION



VALUE PROPOSITION

Coal extraction at Deep Mine #1

GLOBAL COAL MARKET WELL POSITIONED FOR GROWTH

The global demand for metallurgical coal is robust and the economics are favorable to our business model and expansion.

METALLURGICAL COAL SUPPLY/DEMAND & HISTORICAL PRICING

Demand for metallurgical coal is exceeding the current available supply and projected available supply in the intermediate future….

Global Met Coal Supply/Demand (mm metric tons)	2011A	2012A	2013A	2014A	2015A	2016A	2017A	2018E	2019E	2020E
Imports										
China	45	54	75	62	48	59	70	71	71	71
India	34	37	37	40	42	44	48	52	54	57
Japan	64	67	77	74	70	74	72	74	74	74
European Union	46	44	40	46	45	44	47	48	48	48
Korea	29	26	28	30	33	32	32	32	32	32
Brazil/South America	23	24	24	23	24	23	24	24	24	24
Other	28	32	26	45	30	28	18	28	37	40
Exports										
Australia	133	145	170	187	186	188	171	183	188	190
United States	64	64	60	58	42	37	51	56	58	58
Canada	33	35	39	34	30	30	33	35	36	37
Russia	14	15	15	22	19	21	23	24	25	26
Mongolia	20	19	15	15	13	24	26	22	22	23
Other	5	6	8	5	5	4	7	9	11	12
Total Global Met Coal Trade	269	284	307	321	293	304	311	329	340	346
YoY Growth	0.7%	5.6%	8.2%	4.4%	-8.6%	3.7%	2.4%	5.8%	3.3%	1.8%
Cumulative Surplus (Deficit)	(10)	(2)	1	21	14	(10)	(27)	(23)	(21)	(19)

Source: Clarksons Platou Securities Inc.

Which has resulted in recent strength in met. coal pricing as a result of recent structural changes in the fundamental, global markets…



Queensland Benchmark Quality
Atlantic Low-Vol
Atlantic High-Vol
Met Coal Price ($/Mt FOB)
$400
$350
$300
$250
$200
$150
$100
$50
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18

Source: B Riley FBR

METALLURGICAL COAL PRODUCTION COST CURVE

…While the company's cost of production remains significantly lower than its competitors, allowing the Company to remain competitive in all coal markets.



Met Coal Cost Curve
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Spot prices are currently at ~$187/ton. Equities are pricing in ~$130/ton medium-term, which implies most new large met coal projects are unlikely to go forward
Adjusted All-In Cash Costs ($/ton)
Company Production Cost Range
Annualized Production (mm tons)
AAL BHP TCK South32 RIO GLEN Other Aust. ARCH Russia BTU Other US Rest Of World

Source: Clarksons Platou Securities Inc., Bloomberg, Company Documents, Management Estimates

- Company is at the low end of the met. coal cost curve (mid-$50's on an average basis across the current production and future production) enabling high margin and survivability during volatile times
- Company is able to see an immediate reduction in average production costs with additional volumes due to fixed costs being spread over more production.
- Global market will continue to see volatility, enabling the company to benefit from both upward spikes and managing through downturns due to its management and operating style.
- A fresh look at an old industry utilizing modern management and technology philosophies.

Comparable Companies

5/31/2019

($ in millions, except per share data)

Company	Ticker	Exchange	Stock Price[1]	Market Cap[2]	Enterprise Value	Revenue[3]		EBITDA[3]		Net Income[3]	
						2018E	2019E	2018E	2019E	2018E	2019E
Nucor Corporation	NUE	NYSE	$49.28	$15,020	$18,449	$25,103	$24,340	$4,112	$3,193	$2,391	$1,768
United States Steel Corporation	X	NYSE	12.21	2,105	4,060	14,279	14,079	1,784	1,098	964	405
Peabody Energy Corporation	BTU	NYSE	23.67	2,535	3,235	5,599	4,940	1,401	981	404	270
Cleveland-Cliffs Inc.	CLF	NYSE	8.81	2,492	4,149	2,390	2,343	784	742	578	511
Commercial Metals Company	CMC	NYSE	13.79	1,626	2,959	4,777	5,934	367	505	166	222
Arch Coal, Inc.	ARCH	NYSE	87.62	1,473	1,418	2,368	2,345	425	465	305	320
Warrior Met Coal, Inc.	HCC	NYSE	26.45	1,364	1,532	1,357	1,258	590	524	452	321
AK Steel Holding Corporation	AKS	NYSE	1.74	550	3,159	6,839	6,851	566	489	190	134
SunCoke Energy, Inc.	SXC	NYSE	7.49	488	1,402	1,421	1,469	255	270	28	41
Ramaco Resources, Inc.	METC	NasdaqGS	5.62	229	246	232	279	43	76	24	52

Company	Ticker	Exchange	1 Year Revenue Growth	LTM Gross Margin	LTM EBITDA Margin	EV/Revenue[3]		EV/EBITDA[3]		P/E[3]	
						2018E	2019E	2018E	2019E	2018E	2019E
Nucor Corporation	NUE	NYSE	21.9%	17.4%	16.8%	0.7x	0.8x	4.5x	5.8x	7.7x	10.4x
United States Steel Corporation	X	NYSE	14.6%	12.9%	10.0%	0.3x	0.3x	2.3x	3.7x	4.2x	10.0x
Peabody Energy Corporation	BTU	NYSE	(6.3%)	26.2%	21.7%	0.6x	0.7x	2.3x	3.3x	nm	12.0x
Cleveland-Cliffs Inc.	CLF	NYSE	31.2%	33.7%	32.1%	1.7x	1.8x	5.3x	5.6x	7.2x	8.1x
Commercial Metals Company	CMC	NYSE	21.9%	12.9%	7.3%	0.6x	0.5x	8.1x	5.9x	17.8x	13.3x
Arch Coal, Inc.	ARCH	NYSE	nm	21.9%	18.0%	0.6x	0.6x	3.3x	3.0x	4.6x	4.4x
Warrior Met Coal, Inc.	HCC	NYSE	0.4%	46.2%	43.6%	1.1x	1.2x	2.6x	2.9x	3.4x	4.8x
AK Steel Holding Corporation	AKS	NYSE	10.5%	13.8%	9.6%	0.5x	0.5x	5.6x	6.5x	16.7x	23.6x
SunCoke Energy, Inc.	SXC	NYSE	8.7%	22.5%	17.8%	1.0x	1.0x	5.5x	5.2x	50.5x	34.4x
Ramaco Resources, Inc.	METC	NasdaqGS	117.3%	24.4%	18.0%	1.1x	0.9x	5.7x	3.2x	10.3x	4.7x

Universe	LTM Gross Margin	LTM EBITDA Margin	EV/Revenue 2018E	EV/Revenue 2019E	EV/EBITDA 2018E	EV/EBITDA 2019E	P/E 2018E	P/E 2019E
Max	-	43.6%	1.7x	1.8x	8.1x	6.5x	50.5x	34.4x
Average[3]	**23.2%**	**19.5%**	**0.8x**	**0.8x**	**4.5x**	**4.5x**	**13.6x**	**12.6x**
Median[3]	**22.2%**	**17.9%**	**0.7x**	**0.7x**	**4.9x**	**4.4x**	**7.7x**	**10.2x**
Min	12.9%	7.3%	0.3x	0.3x	2.3x	2.9x	3.4x	4.4x

Notes:

1) Stock price reflective of the close on: 5/31/19

2) Based on diluted shares outstanding

3) I/B/E/S Earnings Estimates from Capital IQ a/o 5/31/19

4) Outliers (bold and italicized) have been excluded



FINANCIAL OVERVIEW

Deane Mining, Mill Creek Prep Plant and Rapid Loader Load Out

Pro Forma Capitalization Table

Assuming the maximum offering raise of $35 million, the pro-forma capitalization of the Company will look as follows:

	As of March 31, 2019					
		Actual		Adjustments		As Adjusted
Assets:			(1)			
Cash & Cash Equivalents	$	471,647	$	11,275,286	$	11,746,933
Other Assets		6,254,846	$	-	$	6,254,846
Fixed Assets and Coal Properties and organizational costs		58,839,657		8,650,000		67,489,657
Cash, Cash Equivalents, Fixed Assets and Coal Properties		65,566,150		19,925,286		85,491,436
Debt:						
Current Debt & Certain Payables		23,338,999		(12,199,714)		11,139,285
Long Term Debt		9,803,829		32,125,000		41,928,829
Reclamation Liability		18,859,710		-		18,859,710
Current Debt, certain payables, long term debt and reclamation liabilitiy		52,002,538		19,925,286		71,927,824
Equity:						
Class A Common Stock, $.0001 par value, 230,000,000 shares authorized, 23,316,197 shares issued and outstanding		2,331		-		2,331
Additional Paid In Capital		75,742,084		-		75,742,084
Accumulated Deficit		(62,180,803)		-		(62,180,803)
Total Stockholders' Equity		13,563,612		-		13,563,612
Total Capitalization		65,566,150		19,925,286		85,491,436

Proforma Adjustments

(1) Maximum Raise - $35,000,000		
Increase in Cash	$	11,275,286
Increase in Coal Properties	$	4,450,000
Increase in Fixed Assets	$	4,200,000
Decrease in Debt (payment of old outstanding debt)	$	12,199,714
Increase in Debt (new debt issuance), net of debt issuance costs	$	32,125,000

AMERICAN RESOURCES CORPORATION

Debt Stack; Balance Sheet Simplification

Assuming the maximum offering raise of $35 million, the pro-forma capitalization of the Company is a very clear balance sheet unlocking substantial cash flow generation.

Debt Stack	Balance as of 3/31/2019	W/Financing Proforma	Permitted Indebtedness	Cash Flow Serviced	Notes
Ordinary Payables	$ 6,248,566	$ 6,248,566		Yes	Serviced from operating cash flow
Accrued Interest	$ 1,312,562	$ 696,562			Majority being contested with Seller
Other Accounts Payables	$ 842,987	$ 842,987			Related party payables
Seller Notes:					
Deane	$ 2,000,000	$ 2,000,000			Being contested with seller
WCC	$ 475,000	$ -			Paid out of proceeds
Empire	$ 2,000,000	$ -			Paid out of proceeds
Total Seller Notes	$ 4,475,000	$ 2,000,000			
Equipment Specific Loans	$ 2,234,001	$ 2,234,001		Yes	Serviced from operating cash flow (Caterpillar, etc.)
Working Capital	$ 1,092,370	$ -		Yes	Paid out of proceeds
Internal Working Line *	$ 6,819,632	$ -	Yes		Permitted Indebtedness; Portion converting into financing
Development Loan	$ 4,962,189	$ -	Yes	Yes	Permitted Indebtedness; Payable Per Ton or Out of Proceeds
Factoring Line	$ 438,155	$ -	Yes	Yes	Permitted Indebtedness; Paid out of Receivables
New Markets Job Grant	$ 4,717,366	$ 4,717,366			Forgivable in 5 years; Interest only
Reclamation Liability	$ 18,859,710	$ 18,859,710			Non-cash liability; Insurance contract for future reclamation
New Financing		$ 35,000,000			
Existing Debt Converting *		$ 6,019,632			

** Final amount to be converted into offering is being determined.*

SUMMARY INCOME STATEMENT

(US$ 000s, unless otherwise noted)

Historically, the Company has been focused on expanding its asset base and expansion opportunities through acquisition and development. In the current year the Company has shifted focus to monetizing assets, expanding revenue base and margins and strategically expanding assets and operations.

U.S. Dollars	2016	2017	2018
Coal Sales	$7,601.2	$20,821.0	$31,524.8
Cost of Coal Sales*	$8,961.7	$16,344.6	$24,992.3
Coal Production Margin	-$1,360.5	$4,476.4	$6,532.5
Development Costs	$1,760.6	$6,850.1	$3,815.2
Net Loss from Operations	-$21,851.1	-$14,018.9	-$11,496.7
Net Loss	-$22,089.3	-$14,025.5	-$12,757.3

* The Company has historically expensed 100% of development costs for its expansion.

(1) Less Development Costs, Accretion Expense, Depreciation, and Interest


APPENDICES

Deane Mining, Mill Creek Prep Plant and Rapid Loader Load Out

Appendix: Operational Management Biographies

Tarlis Thompson – Chief Operating Officer: Tarlis overseas all operations at American Resources' Central Appalachian subsidiaries, which includes McCoy Elkhorn, Deane Mining, and Knott County Coal. In this role, Tarlis manages the activities at the company's various coal processing facilities and loadout, coordinates coal production at the company's various mines, manages environmental compliance and reclamation, and is responsible for coal quality control and shipments to customers. Tarlis graduated from Millard High School in Kentucky in 2001 and subsequently worked for Commercial Testing and Engineering, working underground, performing surveying services and coal sampling. In 2002 he joined SGS Minerals, working as a Quality Control Manager. Shortly thereafter, he joined Massey Energy, working as logistics manager for coal shipments via truck and train, as well as a coal quality manager, working under Jim Slater and Mike Smith. After several years at Massey, Tarlis joined Central Appalachian Mining (CAM), in charge of lab analysis and environmental compliance at CAM's various processing plants and loadouts. In 2015 he was promoted to Superintendent of the Mill Creek Prep Plant and loadout at Deane Mining and in 2016 was promoted again to manage all of Quest Energy's processing facilities.

Adam B. Jensen – Vice President of Operations and Human Resources: Adam has significant experience in startup operations in the natural resource industry including bringing four coal mines into production and expanding the business from a startup to over $60 million in revenue annualized in less than 15 months organically. Adam has served over fifteen years in the military, six years in the Marine Corp Reserves, five years in the Army with the 101st Airborne division and four years in the national guard. He was deployed to Iraq for two tours of duty including being selected as an elite member of the Military Transition Team responsible for training and conducting combat missions with the Iraqi Army and received a Bronze Star with a "V" for his service in Iraq. Adam received his Bachelor's degree from the University of St Francis, with additional studies at Ball State University, where he was a member of the football team.

Jody Baldwin – General Manager of Underground Mining: Jody manages the underground mines at American Resources. With several decades of mining experience, Jody has held various production-oriented positions with coal mining companies throughout eastern Kentucky, including CAM Mining, TECO Energy, and Rhino Resources. A native of the region, Jody brings vast expertise in coal mining efficiencies, expanding coal production, sourcing talented team members, and bringing new mines into production.

Joe Wright – Chief Purchasing Manager: Joe is the Chief Purchasing Manager at American Resources, overseeing and managing the procurement of supplies, parts and materials for all of the company's operations. Under this role, he is responsible for sourcing and due diligence of new vendor relationships and managing all existing vendors to ensure American Resources' operations are efficiently supported. Joe reports directly to the Chief Financial Officer to track all purchase orders for financial reporting and compliance. Joe has over a decade of coal mining experience ranging from underground mining to managing the purchasing and inventory for various coal mines. He is based out of the company's Indiana operations where he resides with his wife and son and is an avid musician.

Sid Stanley – Chief Engineer: Sid Stanley is Chief Engineer of Quest Energy and it's subsidiaries, in charge of overseeing all aspects of permitting, engineering, mine plans and design at Quest Energy and its subsidiaries. Prior to joining Quest Energy, Sid was Chief Mine Engineer at Premier Elkhorn Coal Company (a subsidiary of TECO Energy) for 22 years, managing a team of engineering and mining specialists to perform all aspects of the coal mining engineering. Sid has his Bachelors in Science in Mining Engineering from Virginia Tech and is a licensed professional engineer in both the Commonwealth of Kentucky and Virginia. After graduating from Virginia Tech, Sid worked for seven years at Pittston Coal Company, working on all aspects of coal mine engineering, including reserve evaluation, mine plans, ventilation surveys, and other engineering work. After his work at Pittston Coal, he was an engineer at Ambrose Branch Coal Company for several years, performing similar work. Sid then worked at Sovereign Coal as Contract Coal Manager, whereby he managed the contract miners at the company, including negotiation of contracts and performance monitoring and evaluation. Sid has his Professional Engineering license in Kentucky and Virginia, enjoys college football, and lives in Dickenson county, Virginia with his family.

Appendix: Board of Directors

Mark Jensen – Chief Executive Officer & Chairman of the Board: Mark has been instrumental in all aspects of acquiring, restructuring and building mining operations over the past decade. Having managed through 2009 and 2015 downturns, he has been able to work with his team to significantly expand the Company's asset base through strategic acquisitions and organic growth in a very accretive manner. Mark is a graduate from Kelley School of Business at Indiana University with Bachelor degrees in Finance and International Studies.

Thomas Sauve – President & Director: Tom has over 12 years leading and managing mining operations and over 15 years investing, restructuring and building businesses. Having managed the due diligence process and closing, staffing and ramp up of three acquisitions in twelve months, he has a history of successfully identifying mining operations that have the ability to meet the company's model of cost cutting and efficiency. Tom is a graduate from University of Rochester (Economics degree) and additional business studies from the Simon School of Business.

Independent Directors

Randal Stephenson - Chairman of Audit Committee, Member of Compensation Committee: Mr. Stephenson brings a wealth of knowledge and experience to help advise American Resources navigate the capital markets, evaluate M&A opportunities, and with financial reporting. He brings over 25 years of experience and relationships in the finance, private equity, and investment banking sector to assist American Resources as the company continues its path of growth. He is co-founder and CEO of a boutique FINRA-licensed broker dealer focused in the natural resources industry and has started and expanded several successful investment banking platforms at Merrill Lynch, Jefferies, CIT Group and Duff & Phelps. Randal started and managed a mining & metals equity investment subsidiary of a global trading company, acquiring over $1.0 billion in operating businesses and assets starting from just a corporate development plan. He has worldwide relationships with corporations, financial sponsors, entrepreneurs and governments and has closed over 200 transactions valued in excess of $40 billion. Randal graduated with a Bachelor of Arts degree from the University of Michigan, Ann Arbor and has a Master of Business Administration degree from Harvard University and his Juris Doctorate (with honors) from Boston College Law School. He is an attorney admitted to practice in New York, and holds the Series 7, 79, 63, and 24 securities licenses.

Ian Sadler - Chairman of Compensation Committee, Member of Audit Committee: Mr. Sadler brings decades of direct leadership and experience in the steel industry and has demonstrated expertise in successfully leading rapidly-growing companies, optimizing operational efficiencies and performance enhancements to advise and assist with American Resources' operations as it grows. He possesses further experience in due diligence, joint ventures and mergers and acquisitions with a history of successfully assimilating acquired businesses into value creating enterprises. Prior to retirement, Ian was the President and CEO of Miller Centrifugal Casting International in Cecil, PA. He has a history of leadership with the Pennsylvania Foundry Group, Shenango LLC, Johnstown Corporation, Blaw-Knox Corp., and National Roll Company. He received his Bachelor's Degree, with First Class Honors, and Master's Degree in Metallurgy from Cambridge University and was a prior President of the American Institute of Mining, Metallurgical, and Petroleum Engineers (AIME) and previously served as President of the Iron and Steel Society.

Courtenay Taplin - Member of Audit Committee: Mr. Taplin brings over 40 years of experience of sourcing and supplying iron ore, coke and metallurgical coal to the steel industry to advise American Resources with their supply chain, logistics, customers, and overall corporate strategy. He has a vast knowledge of both the global and domestic marketplace where he works with both suppliers and consumers. Courtenay currently manages his own company, Compass Point Resources, LLC which he founded in 2007. His prior experience includes Crown Coal & Coke Company and Pickands Mather & Company out of Cleveland, OH. Courtenay is a graduate of Proctor Academy. He attended Hobart College and received a degree from Case Western Reserve University. Courtenay spent many years as the Division Chairman for United Way of Cleveland and is currently a long-standing member of Waite Hill, Ohio Village Council and Chairman of the Police and Safety Committee.

APPENDIX: FOOTPRINT: MCCOY, DEANE, KNOTT AND WYOMING


Knott County Coal
Deane Mining
General Facilities & Mines Map
Knott & Letcher Counties, Kentucky


McCoy Elkhorn Coal
General Facilities & Mines Map
Pike County, Kentucky


Wyoming County Coal LLC
General Facilities & Mines Map
Wyoming County, West Virginia